SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2017

NATIONAL HEALTH INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 Robert Rose Drive

Murfreesboro, Tennessee 37129

(Address of principal executive offices)

(615) 890-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other events.

National Health Investors, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a prospectus supplement dated February 22, 2017 (the “Prospectus Supplement”), pursuant to which the Company may, but has no obligation to, issue and sell shares of its common stock having an aggregate sales price of up to $400,000,000 (the “Shares”) in amounts and at times to be determined by the Company from time to time. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Company’s common stock, determinations by the Company of the appropriate sources of funding and potential uses of funding available to the Company. The Company intends to use the net proceeds from the offering of the Shares, if any, for general corporate purposes, which may include future acquisitions and repayment of indebtedness, including borrowings under the Company’s credit facility.

In connection with the offering, the Company entered into five separate equity distribution agreements (collectively, the “Equity Distribution Agreements”), dated as of February 22, 2017, with each of KeyBanc Capital Markets Inc., BMO Capital Markets Corp., Capital One Securities, Inc., Goldman, Sachs & Co. and Stifel, Nicolaus & Company, Incorporated as sales agents and/or principals (collectively, the “Sales Agents”). Pursuant to the Equity Distribution Agreements, the Company may issue and sell the Shares from time to time through the Sales Agents, as the Company’s agents for the offer and sale of the Shares, or to them for resale. Sales of Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, the existing trading market for the Company’s common stock, or sales made to or through a market maker other than on an exchange. The Company will pay each of the Sales Agents a commission which in each case shall not be more than 1.5% of the gross sales price of Shares sold through it as the Company’s agent under the applicable Equity Distribution Agreement.

The offering of the Shares pursuant to any Equity Distribution Agreement will terminate upon the earlier of (1) the issuance and sale of all of the Shares subject to the Equity Distribution Agreements and (2) the termination of the Equity Distribution Agreement by either the Company or the respective Sales Agent at any time in the respective party’s sole discretion.

The offering will be made pursuant to the Prospectus Supplement and a related prospectus dated February 22, 2017, which constitute a part of the Company’s effective shelf registration statement that was filed with the Securities and Exchange Commission (File No. 333-216177) on February 22, 2017 (the “New Shelf Registration Statement”). The Prospectus Supplement was filed as a result of the Company’s filing of such New Shelf Registration Statement, which replaced the Company’s previously filed shelf registration statement on Form S-3 (File No. 333-194653).

The foregoing description of the Equity Distribution Agreements is qualified in its entirety by reference to the form of Equity Distribution Agreement attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Title

1.1	Form of Equity Distribution Agreement

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

Date: February 22, 2017	By:	/s/ Eric Mendelsohn
Eric Mendelsohn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Form of Equity Distribution Agreement

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference)